REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made and entered into as of this 3rd day of May, 2006 by and among New World Entertainment Corp., a Nevada corporation (the "Company") and the "Lenders" named in that certain Loan Agreement by and among the Company (the "Loan Agreement").

     The parties hereby agree as follows:

     1. Certain Definitions.

     As used in this Agreement, the following terms shall have the following meanings:

     "Affiliate" means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

     "Business Day" means a day, other than a Saturday or Sunday, on which banks in Las Vegas, Nevada are open for the general transaction of business.

     "Common Stock" shall mean the Company's common stock, $.001 par value, and any securities into which such shares may hereinafter be reclassified.

     "Lenders" shall mean the Lenders identified in the Loan Agreement and any Affiliate or permitted transferee of any Lender who is a subsequent holder of the Note or the Registrable Securities.

     "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

     "Register," "registered" and "registration" refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

     "Registrable Securities" shall mean (i) 10,833,333 shares of Common Stock issuable as prepaid interest on the Notes, and (ii) any other securities issued or issuable with respect to or in exchange for Registrable Securities; provided, that, a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale by the Investors pursuant to Rule 144(k).

     "Registration Statement" shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

     "Required   Investors"  mean  the  Investors  holding  a  majority  of  the
Registrable Securities.

     "SEC" means the U.S. Securities and Exchange Commission.

     "Shares" means 10,833,333 shares of Common Stock issued as prepaid interest pursuant to the terms of the Notes.

     "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     2. Registration.

          2.1(a) Registration Statement. The Company shall use its best efforts to prepare and file a Registration Statement on a form that shall (A) be available for the sale of the Registrable Securities by the Investors and (B) comply as to form with the requirements of the applicable form on which such Registration Statement is filed and include all financial statements required by the SEC to be filed therewith ("REGISTRATION STATEMENT") with the SEC within forty five (45) days of the Closing Date to provide for the offer and sale of the Registrable Securities and shall use its best efforts to cause the Registration Statement to become effective under the Act no later than the earlier of (i) one hundred and twenty (120) days after the Closing Date and (ii) the sixth (6th) business day following the date on which the Company is notified by the SEC that such Registration Statement will not be reviewed or is no longer subject to further review and comments; provided, however, that if the SEC determines to perform a full review of the Registration Statement, such one hundred and twenty (120) day period shall be extended to one hundred fifty (150) days ("EFFECTIVE DATE"). The Registration Statement filed pursuant to this
Section 2.1(a) may, at the Company's discretion and with the consent of the Required Investors include securities of the Company other than the Registrable Securities.

          2.2 Piggyback Registration.

          (a) From and after the Closing Date and until such time as the Registrable Securities are freely saleable under Rule 144(k) without volume limitations, if the Company shall determine to proceed with the preparation and filing of a Registration Statement in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8, any successor form thereto or other limited purpose form), the Company will give written notice of its determination to all record Investors of the Registrable Securities at least twenty (20) days prior to filing. Upon receipt of a written request from any such Holder within twenty (20) days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all the Registrable Securities owned by such Investors to be included in such Registration Statement in order to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities to be so registered. If any registration pursuant to this
Section 2.2 shall be underwritten in whole or in part, the Company shall cause the Registrable Securities requested for inclusion pursuant to this Section 2.2 to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters, except to the extent provided in Section 2.2(b) below. In such event the right of any Holder to registration shall be conditioned upon such underwriting and the inclusion of such Holder's Registrable Securities in such underwriting to the extent provided in Section 2.2(b) below. All Investors proposing to distribute their securities through such underwriting shall (together with the Company and the other investors distributing their securities through such underwriting) enter into an underwriting agreement with the underwriters' representative for such offering;

provided that such holders shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 2.2(a). The obligation of the Company under this Section 2.2 shall be unlimited as to the number of Registration Statements to which it applies. Notwithstanding the foregoing, to the extent that all Registrable Securities are registered on an effective Registration Statement on Form SB-2, the Company shall not be required to provide notice to Investors of the preparation and filing of a registration statement in connection with the proposed nonunderwritten offer and sale of any of its securities and the Investors shall not be entitled to include any Registrable Securities on such registration statement.

          (b) In connection with an underwritten public offering for the account of the Company, if, in the opinion of the underwriters' representative market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the registration) require a limitation of the number of shares to be underwritten, the underwriters' representative may exclude some or all Registrable Securities from such registration and underwriting and the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Investors have requested inclusion hereunder as the underwriters shall permit. Any exclusion of Registrable
Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such holder; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the investors of which are not contractually entitled to inclusion of such securities in such Registration Statement or are not contractually entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement. No Registrable Securities excluded from the underwriting by reason of this Section 2.2(b) shall be included in such Registration Statement.


         3.1 Registration Procedures. If and whenever the Company is required by the provisions of Sections 2.1 or 2.2 to effect the registration of Registrable Securities under the Securities Act, the Company will:

          (a) use its best efforts to cause such a Registration Statement to become and remain effective for a period of two (2) years; provided, however, that any Registration Statement filed pursuant to Section 2.2 may be kept effective for such lesser period of time until which all Registrable Securities included thereunder are freely saleable (without restriction, except with regard to Registrable Securities held by persons deemed to be "affiliates" of the Company) or have been disposed of pursuant to a registration statement or all transfer restrictions or legends have otherwise been removed;

          (b) prepare and file with the SEC such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective for the period of time described in paragraph (a) above;

          (c) furnish to the Investors participating in such registration such reasonable number of copies of such Registration Statement, preliminary prospectus, final prospectus and such other documents as such underwriters or selling shareholders may reasonably request in order to facilitate the public offering of such securities;

          (d) use its best efforts to register or qualify the securities covered by the Registration Statement under such state securities or blue sky laws of such jurisdictions as such participating Investors may reasonably request in writing within twenty (20) days following the original filing of such Registration Statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (e)  in  the  event  that  a  registration  involves  an  underwritten offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter or such offering;

          (f) notify the Investors participating in such registration, promptly, and in no event later than two (2) business days after, the Registration Statement has become effective or a supplement to any prospectus forming a part of the Registration Statement has been filed;

          (g) notify such Investors promptly of any request by the SEC for the amending or supplementing the Registration Statement or prospectus or for additional information;

          (h) notify such Investors promptly of the Company's reasonable determination that a post-effective amendment to a Registration Statement or prospectus would be appropriate;

          (i) prepare and file with the SEC, promptly upon the request of any such Investors, any amendments or supplements to the Registration Statement or prospectus which, in the opinion of counsel for such Investors (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities;

          (j) prepare and promptly file with the SEC and promptly notify such Investors of the filing of such amendment or supplement to the Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

          (k) advise such Investors, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (l) at the request of Investors of a majority of the Registrable Securities included in the Registration Statement, furnish to the underwriters or selling shareholders on the date that the Registrable Securities are delivered to underwriters for sale in connection with a registration pursuant to this Agreement (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated such date, from the independent certified accountants of the Company, in form an substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

          (m) make available for inspection by any underwriters participating in an offering covering Registrable Securities, and the counsel, accountants or other agents retained by any such underwriter, all pertinent financial and other records, corporate documents, and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such underwriters in connection with such offering;

          (n) to the extent the Registration Statement is not filed on Form SB-2, convert such Registration Statement to Form SB-2 as soon as reasonably practicable following the Company becoming eligible to register securities on Form SB-2;

          (o) if the Common Stock is then listed on a national securities exchange, cause the Registrable Securities to be listed on such exchange, or if reported on Nasdaq, to be reported on Nasdaq;

          (p) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement in which Registrable Securities are included; and

          (q) comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder no later than forty five (45) days after the end of any twelve (12) month period (or ninety (90) days after the end of any twelve (12) month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company, after the effective date of the Shelf Registration Statement, which statements shall cover said twelve (12) month period.

          3.2 Expenses. With respect to each inclusion of Registrable Securities in a Registration Statement pursuant to Sections 2.1 and 2.2 hereof, the fees, costs and expenses of registration to be borne by the Company shall include, all registration, filing, and NASD fees; printing expenses, fees and disbursements of counsel and accountants for the Company; all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified. Fees and disbursements of counsel and accountants for the selling security Investors shall be borne by the selling security Investors, and security Investors participating in such registration shall bear their pro rata share of the underwriting discounts and commissions and transfer taxes. If NASD Rule 2710 or any similar rule requires any broker-dealer to make a filing prior to executing a sale of Registrable Securities, the Company shall make an Issuer Filing with the NASD Corporate Financing Department pursuant to NASD Rule 2710 and respond within five (5) business days to any comments received from the NASD in connection therewith.


          4. Certain Obligations of Investors

          (a) Each Holder agrees that, upon receipt of any notice from the Company of the happening of (i) any event of the kind described in 3.1(g), 3.1(h), 3.1(i), 3.1(j) or 3.1(k) hereof, or (ii) a determination by the Company's Board of Directors that it is advisable to suspend use of the prospectus for a discrete period of time due to pending corporate developments such as negotiation of a material transaction which the Company, in its sole discretion after consultation with legal counsel, determines it would be obligated to disclose in the Shelf Registration Statement, which disclosure the Company believes would be premature or otherwise inadvisable at such time or would have a material adverse effect on the Company and its stockholders, such Holder will forthwith discontinue disposition of such Registrable Securities covered by the Shelf Registration Statement or prospectus until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 3.1 hereof, or until such Holder is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus. The period of time in which the use of a prospectus or Shelf Registration Statement is so suspended shall be referred to as a "BLACK-OUT PERIOD." The Company agrees to so advise such Holder promptly of the commencement and termination of any such Black-Out Period, and the Holder agrees to keep the fact of such Black-Out Period confidential. The Company shall not impose a Black-Out Period under this Section 4 for more than thirty (30) consecutive days and not more than twice in any given twelve (12) month period; provided, that at least ninety (90) days must pass between Black-Out Periods. Notwithstanding the foregoing, the Company may suspend the effectiveness of any Shelf Registration Statement if the SEC rules and regulations prohibit the Company from maintaining the effectiveness of a Shelf Registration because its financial statements are stale at a time when its fiscal year has ended or it has made an acquisition reportable under Item 2 of Form 8-K or any other similar situation until the earliest time in which the SEC would allow the Company to re-effect a Shelf Registration Statement (provided that the Company shall use its reasonable best efforts to cure any such situation as soon as possible so that the Shelf Registration Statement can be made effective at the earliest possible time). The Company shall not effect a Black-Out Period unless the Company also institutes such Black-Out Period against sales under any Registration Statements on Form S-8 or any other registration statement that the Company has on file with the SEC at such time. Notwithstanding the foregoing, the Company undertakes and covenants that until the first to occur of (i) the end of sixty (60) days following the effective date of the Shelf Registration Statement, or (ii) the date that all the Shares and Warrant Shares have been resold pursuant to a registration statement or Rule 144, the Company will not take any action, including, without limitation, entering into any acquisition, share exchange or sale or other transaction that could have the effect of delaying the effectiveness of any pending Registration Statement, requiring a post-effective amendment to be filed or causing a post-effective amendment to a Registration Statement to not be declared effective or for a Holder not to be able to effect sales for a period of fifteen
(15) or more days.

          (b) In connection with the registration of the Registrable Securities, each of the Investors shall have the following obligations:

            (i) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended methods of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least fifteen (15) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Holder of the information the Company requires from each such Holder (the "Requested Information") if it elects to have any of his Registrable Securities included in the Registration Statement. If within seven (7) days of the filing date the Company has not received the Requested Information from a Holder (a "Non-Responsive Holder"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Holder.

            (ii) Each Holder participating in an underwritten offering agrees to cooperate with the Company in connection with the preparation and filing of any Registration Statement hereunder, unless each Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement.

            (iii) In the event Investors holding a majority in interest of the Registrable Securities being sold pursuant to the Shelf Registration Statement select underwriters for the offering, each Holder agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations and market stand-off obligations, with the managing underwriter of such offering and to take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities being sold, unless the Lender such Holder has notified the Company in writing of its election to exclude all of his Registrable Securities from the Registration Statement.

          5.1 Indemnification by the Company. To the extent permitted by law, the Company will indemnify and hold harmless each holder of Registrable Securities which are included in a Registration Statement pursuant to the provisions of Sections 2.1 and 2.2 hereof, such Holder's directors and officers, and any underwriter (as defined in the Securities Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse such holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by such holder, such underwriter or such controlling person specifically for use in the preparation thereof; provided, however, that the indemnity agreement set forth herein shall not apply (i) to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior consent of the Company or (ii) with respect to any preliminary prospectus, if the untrue statement or omission of material fact contained in such preliminary prospectus was corrected in an amended prospectus and the Company has provided notice of such amendment to each Investor pursuant to Section 3.1 hereof.

          5.2 Indemnification by the Investors. Each holder of Registrable Securities included in a registration pursuant to the provisions of Sections 2.1 and 2.2 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such Holder specifically for use in the preparation thereof and provided further, that the maximum amount that may be recovered from any holder shall be limited to the net amount of proceeds received by such Holder from the sale of the Registrable Securities.

          5.3 Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 5 of a notice of the commencement of any action (including any governmental action) such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party hereunder, deliver to the indemnifying party a written notice of the commencement thereof. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 5 only to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to an indemnified party otherwise than under this Agreement. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if in the reasonable determination of counsel for the indemnifying party, representation of such indemnified party by the counsel obtained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of paragraph
5.1 or 5.2 above for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party.

          5.4 Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 5 hereof to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification pursuant to the provisions of Section 5 hereof,
(ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

          6.1 Assignable Rights. The rights with respect to the Registrable Securities under this Agreement shall, in addition to being for the benefit of the parties hereto, be for the benefit of and enforceable by a transferee of the Registrable Securities, provided that the Company is furnished with written notice of the name and address of such transferee or assignee with respect to which such registration rights are being assigned, such notice provides a written agreement for the transferee or assignee to be bound by the terms and provisions of this Agreement and the Loan Agreement and such assignment or transfer is in accordance with and permitted by applicable Federal and state securities laws and the terms of the Loan Agreement. The obligations of the Company contained in this Agreement shall be binding upon any successor to the Company and continue to be in effect with respect to any securities issued by any successor to the Company in substitution or exchange for any Registrable Securities.

          6.2 Reports Under Exchange Act. With a view to making available to the Investors of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors of the Registrable Securities to sell any of the Registrable Securities to the public without registration, the Company agrees to apply its best efforts to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

          (c) furnish to each holder of Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act,
(ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing the Investors of any Registrable Securities of any rule or regulation of the SEC which permits the selling of any such securities without registration; and

          (d) direct its counsel to issue an appropriate legal opinion instructing the Company's transfer agent to remove the legend with respect to such Registrable Securities, subject to Investor providing any documentation reasonably requested by the Company or its counsel for review in connection with such request.


          7. Miscellaneous.

            (a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Required Investors. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Required Investors.

            (b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 9.4 of the Purchase Agreement.

            (c) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            (d) Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

            (e) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            (f) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

            (g) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

            (h) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            (i) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

          IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.


The Company:              New World Entertainment Corp.



                          By:_________________________
                          Name: Michelle Dobson
                          Title: Director and President


The Lender:               Global Developments Inc.



                          By:_________________________
                          Name: John Briner
                          Title:  Director


The Lender:               555 Holdings LLC



                          By: _________________________
                          Name: John Briner
                          Title: ___________________